                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 1998


                       CAPITAL GAMING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


    New Jersey                    0-19128                     22-3061189
------------------           ----------------            --------------------
(State or other              (Commission File            (I.R.S. Employer
 jurisdiction or              Number)                     Identification No.)
 incorporated)


2701 E. Camelback Road
    Suite 484
   Phoenix, AZ                                                   85016
-----------------------                                   -------------------
(Address of principal                                         (Zip Code)
  executive offices)


Registrant's telephone number, including area code: (602) 667-0670


                                 Not Applicable


          (Former name of former address, if changed from last report)
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     Item 5. Other Events.

     1.   Changes in Director and Officer Appointments

          On August 24, 1998 Mr. Charles B. Brewer and Mr. Michael W. Barozzi were appointed to the Board of Directors of Capital Gaming International, Inc. (the "Company"). Additionally, Mr. Brewer was elected Chairman of the Board of Directors of the Company on such date. As an additional matter, Mr. Michael W. Barozzi was elected as President and Chief Operating Officer of the Company.

          Additionally, on August 24, 1998 Mr. Edward M. Tracy resigned as Chairman and CEO of the Company in order to pursue other business interests. The Board of Directors of the Company is now composed of Charles B. Brewer, Michael
W. Barozzi, William S. Papazian, and Col. Clinton L. Pagano.

          No financial statements or pro forma financial information are required to be filed as a part of this report. There are no exhibits filed as part of this report.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 10, 1998                       CAPITAL GAMING INTERNATIONAL, INC.





                                         By: /s/ William S. Papazian
                                            ----------------------------------
                                         Name:  William S. Papazian
                                         Title: Executive Vice President and
                                                General Counsel